LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 2001

Seeks to provide a guaranteed return of investment on the designated maturity date to investors who reinvest all dividends and hold their shares to the maturity date, and seeks to provide a total return, a combination of capital growth and income
KEMPER TARGET EQUITY FUND
KEMPER WORLDWIDE
2004 FUND

    "We believe that short-term volatility across sectors will persist until the top-down picture begins to come into focus. In the current unpredictable environment, investors will likely pay up for growth -- that can be forecasted with confidence."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
17
FINANCIAL STATEMENTS
20
FINANCIAL HIGHLIGHTS
21
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE
TERMS TO KNOW

 KEMPER WORLDWIDE 2004 FUND
 TOTAL RETURN
 FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2001 (UNADJUSTED FOR ANY SALES
 CHARGE)


 ........................................................
    KEMPER WORLDWIDE 2004 FUND                1.05%
 ........................................................

PERFORMANCE AND ANY RANKINGS/RATINGS THEREOF ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS.

PERFORMANCE INCLUDES REINVESTMENT OF ALL DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AS WELL AS THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

THE FUND MAY INVEST A PORTION OF ITS TOTAL ASSETS IN FOREIGN SECURITIES. THERE ARE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL AND/OR EMERGING-MARKETS INVESTING, INCLUDING BUT NOT LIMITED TO FLUCTUATING EXCHANGE RATES, SHIFTING GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY, ALL OF WHICH COULD AFFECT THE VOLATILITY OF THE FUND. SEE THE FUND'S PROSPECTUS FOR MORE INFORMATION.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    1/31/01   7/31/00
 .........................................................
    KEMPER WORLDWIDE 2004 FUND       $8.99    $10.19
 .........................................................

 KEMPER WORLDWIDE 2004 FUND
 RANKINGS AS OF 1/31/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER BALANCED TARGET MATURITY CATEGORY*


 ..........................................................
    1-YEAR                             #10 of 10 funds
 ..........................................................
    3-YEAR                             #9 of 10 funds
 ..........................................................
    5-YEAR                              #8 of 9 funds
 ..........................................................

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 DIVIDEND REVIEW

 DURING THE PERIOD, KEMPER WORLDWIDE 2004 FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                     INCOME     SHORT-TERM     LONG-TERM
                    DIVIDEND   CAPITAL GAIN   CAPITAL GAIN
 ..............................................................
    KEMPER
    WORLDWIDE 2004
    FUND             $0.34        $0.68          $0.27
 ..............................................................

CURRENCY WEAKNESS A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Trading or central bank intervention (or the lack of intervention) may prompt weakness in the currency markets. For U.S. investors who are investing overseas, a weakness in a foreign currency can have the effect of reducing an investment's total return because the investment, converted back into U.S. dollars, will require more of the foreign currency to purchase dollars.

DEFENSIVE SECURITIES Stocks and bonds that are more conservative than average and tend to perform better than the overall market when the market is weak. Often, noncyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

EUROPEAN CENTRAL BANK (ECB) The bank founded to oversee monetary policy for the 11 countries that converted their local currencies to the euro on January 1, 1999. The ECB's primary mission is to maintain price stability and issue euro currency.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

VOLATILITY The characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty in the company, industry, market or economy. Compared with many other types of stocks, technology stocks are subject to a higher degree of volatility.

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER:

Financial market conditions tightened considerably late last year, and the next few months are likely to be a white-knuckle ride as a result. We've brought our 2001 growth projection down a full percentage point from three months ago to 2.5 percent. And, the odds of a worse outcome are high -- about one in three.

  First, though, the good news: The odds of a worse outcome could have been higher, and would have been if the Federal Reserve Board were standing on the sidelines. Fortunately, that's not the case. Fed Chairman Alan Greenspan and his fellow policymakers surprised us all with a half point rate cut on January 3 and again on January 31. Our 2.5 percent growth outlook assumes the Fed will cut rates as much as necessary to keep the economy from slipping into recession. That will very likely include, but not be limited to, another rate cut at the Fed's next meeting on March 20. In addition, stimulative fiscal policy has become close to a certainty. President Bush is pushing his tax cut program. Congress will quibble and fight over the details, but the Democratic leadership has come out publicly for lower taxes. Don't forget that there was considerable Democratic support for some version of a tax cut before the election, even when the economy was booming. Greenspan also gave a tax cut his blessing in Congressional testimony on January 25. We believe that monetary and fiscal policymakers, when working together, have sufficient ammunition at their disposal to raise confidence and keep growth positive.

  We should not underrate the risks 2001 presents, however. And the usual suspects aren't the potential makers: Inflation, federal spending and inventories are all well controlled. Interest rates are up, but even before the Fed's aggressive rate cuts, monetary policy was hardly tight by historical standards. Ironically, the threats come from the dark side of the very strengths that made the new economy tick: The massive trade deficit enabled by inflows of foreign capital eager to share in America's technology; high productivity (which could lead to quicker and sharper job cuts than normal); and most of all, the historic, debt-financed capital spending splurge.

WE BUILT IT -- WILL THEY COME? AMERICA'S CAPITAL SPENDING SPLURGE

  Let's talk more about that capital spending splurge. Economics preaches that business investment is a good thing. It's the muscle of an economy, and propels a nation into the future. But too much muscle is neither attractive nor healthy. The trick is determining how much is too much. And sometimes, that can be difficult: When new ideas are flooding in and customers' demands seem insatiable, it is all too easy for executives to get carried away.

  Since 1992, investment has soared from under 10 percent of the economy to 15.4 percent. This is five percentage points above any post-war cyclical high, and it eerily echoes Japan's investment binge of the 1980s. To make all the new equipment and technology pay off, customers have to show up in droves. In Japan, not enough did, and a dreadful decade followed. It takes far longer to work off excess production capacity than to shed a few extra goods out of inventory.

  Executives are beginning to worry about excess capacity. They're paring new spending plans until they see which way the wind blows. We now look for only 6 percent gains in business investment during 2001 and 2002. This is much less than we were expecting just three months ago, and a far cry from the 12 percent or more growth we've seen each year since 1997.

LEVERAGE IS LIKE STEROIDS: THE DANGER OF DEBT-FINANCED CAPITAL SPENDING

  Optimism and new ideas can cause businesspeople to go overboard, but they won't get their companies into serious trouble unless they pump them up with borrowed money. Unfortunately, U.S. companies have done just that: They've taken on boatloads of debt. In just the past two years, business borrowing has jumped $1.2 trillion, an increase of nearly 25 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (2/28/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       5.10                   5.80                   6.50                   5.00
Prime rate (2)                                  8.50                   9.50                   8.75                   7.75
Inflation rate (3)*                             3.70                   3.60                   2.80                   1.70
The U.S. dollar (4)                             6.40                   5.10                   2.30                  -1.70
Capital goods orders (5)*                       1.90                  13.20                  11.40                   8.70
Industrial production (5)*                      2.40                   5.70                   5.70                   3.00
Employment growth (6)                           1.40                   1.90                   2.00                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 1/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  There's some controversy about whether this is worrisome. Optimists consider corporate debt as a percent of equity using stock market valuations. On that measure, it's just 30 percent of equity valuations, and it's setting record lows. Pessimists measure debt as a percent of corporate net worth -- and at 56 percent, it's set a record high. The truth probably lies somewhere in between. But without a doubt, there have been excesses.

  Bankers and bondholders who had previously swallowed the optimistic case are suddenly having second thoughts. They have found, much to their chagrin, that there's not much left when a new economy company defaults. Trying to seize intellectual capital, brand names and other intangibles the equity market values so highly is like trying to clutch thin air itself. As a result, their recent eagerness to fund concept businesses has evaporated. Banks' business loans did not grow at all between August and November, and new corporate bond issues fell sharply in the last three months. The about-face of lenders is the most important reason we've downgraded the economy's prospects. Even Greenspan wants them to be careful not to go too far, cautioning them to keep on lending to borrowers with "credible prospects."

  Ah yes, but how's a banker to know which company's prospects are credible? If lenders could predict a company's profit growth, they'd know who would be likely to pay them back. But with companies in virtually every industry except energy howling a chorus of profit warnings, it's clear that nobody -- not bankers, not Wall Street analysts, not even the CEOs themselves -- had a clue what a slowdown would do to the bottom line. Consensus expectations for 2001 S&P 500 earnings have been sliced from 15 percent in the middle of last year to about 5 percent now. That's probably still not cautious enough. We've always expected that a soft landing would produce zero profit growth -- and that remains our outlook for 2001.

ALL THE MONEY IN THE WORLD MAY NOT BE ENOUGH: AMERICA'S TRADE DEFICIT

  American bankers and investors were not the only ones eager to put their money to work in America's new economy. Funds poured in from all over the world, with three-quarters of all the world's spare savings ending up in the United States.

  To understand whether or not this can continue, you have to understand why the money flowed into the United States to begin with. In part, it's because other countries have not achieved the political stability and the market-friendly financial systems that would encourage capital to

ECONOMIC OVERVIEW

come their way. With so little competition, gathering this money has been virtually effortless for the United States.

  To assume that this can go on forever assumes that the rest of the world will never find a profitable use for its own money. That ignores what's happening outside the United States. From German tax reform, to Japanese executives' new emphasis on return on equity, to China's increasing market orientation, others are making use of some of America's best ideas. Down the road, this will result in more competition for the world's savings. The United States will either have to pay more or make do with less. Even worse, there's the risk that something (such as poor stock market returns or a falling dollar) could suddenly make foreigners think the United States has more risk than reward. The ensuing capital flight could cause a crisis.

  That's why it is imperative for the United States to start shrinking its trade deficit, and with it, its dependence on foreign capital. A slowdown will help. In 2000, 5 percent gross domestic product (GDP) growth caused imports to surge nearly 15 percent. If the economy slows to 2.5 percent in 2001, we expect imports to grow only about 7.5 percent. This will give exports a chance to catch up. Even though the rest of the world is also slowing down, its deceleration should not be quite as sharp as in the United States. We look for export growth of 7.5 percent in the coming year, down from just under 10 percent last year. A weaker currency would also help exports, and we do believe the dollar is near its peak. We expect the dollar to end 2001 5 to 7 percent below current levels, although we emphasize that any currency forecast (even our own) should be treated gingerly.

RETURN OF THE PINK SLIP: THE COSTS OF HIGH PRODUCTIVITY

  Of course, a weak dollar alone would do little to curb America's appetites. Jitters about job security are the only thing that truly makes shoppers pause. Though the economy only recently began to slow, layoffs have already jumped. Back in March, only about 265,000 people a week heard that their services were no longer required. Since November, that number has been 350,000 people a week. Employers are also recruiting less vigorously: Job growth is already down to just over 1.5 percent. We expect it to nearly disappear by the end of this year. Why? Because the technological revolution really has produced a sustainable rise in productivity growth. High productivity means few new hires, unless the economy is really speeding.

  Income growth follows job growth. Wage income is now rising only about 6.5 percent annually, compared to 8 percent three years ago. By the end of the year, we expect it to slip to less than 5.5 percent. Consumers only recently seemed to notice that their incomes weren't keeping pace with their spending. They began to slow their purchases during the all-important Christmas selling season, giving retailers heartburn. But retailers should gird for even tougher times ahead. The stock market's rough year, plus those rising layoffs, has taken a toll on confidence. Families need to rebuild their savings and come to grips with heavy debt. We expect consumption growth to drop to just 2.5 percent this year and next, about half its 2000 pace.

THE OUTLOOK

  When the Fed set out to bring the barreling U.S. economy back to a sustainable cruising speed, everyone knew it was a risky business -- but still, the speed of the deceleration in the past several months has been surprising. Now, quick action in Washington is necessary to keep the economy from running totally off course.

Zurich Scudder Investments, Inc. Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF MARCH 1, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[CHENG PHOTO]

LEAD PORTFOLIO MANAGER IRENE CHENG IS A MEMBER OF ZURICH SCUDDER INVESTMENTS, INC. GLOBAL EQUITY GROUP, FOCUSING ON PORTFOLIO MANAGEMENT AND RESEARCH FOR INTERNATIONAL EQUITY ACCOUNTS. IN ADDITION TO SEVERAL YEARS OF EXPERIENCE IN THE INDUSTRY, CHENG HOLDS A BACHELOR'S DEGREE SUMMA CUM LAUDE FROM HARVARD/ RADCLIFFE COLLEGE, A MASTER'S DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND AN M.B.A. FROM HARVARD BUSINESS SCHOOL.
[SLENDEBROEK PHOTO]

PORTFOLIO MANAGER MARC SLENDEBROEK JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1994. HE IS A MEMBER OF THE FIRM'S GLOBAL EQUITY GROUP, FOCUSING ON PORTFOLIO MANAGEMENT AND RESEARCH FOR INTERNATIONAL EQUITY ACCOUNTS. SLENDEBROEK HOLDS A MASTER'S DEGREE IN CIVIL LAW FROM THE UNIVERSITY OF LEIDEN IN THE NETHERLANDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.
PERFORMANCE UPDATE




                             IN A MARKET THAT CAN ONLY BE CHARACTERIZED AS HIGHLY VOLATILE, KEMPER WORLDWIDE 2004 FUND, A PORTFOLIO DESIGNATED BY PROSPECTUS AS 60 PERCENT HIGH-QUALITY DOMESTIC BONDS AND 40 PERCENT INTERNATIONAL EQUITIES, LAGGED BOTH ITS TYPICAL PEER AND THE 60/40 COMBINATION OF ITS BENCHMARK INDICES FOR THE SIX-MONTH PERIOD ENDING JANUARY 31, 2001. BELOW, LEAD PORTFOLIO MANAGER IRENE CHENG AND PORTFOLIO MANAGER MARC SLENDEBROEK DISSECT THE DETRACTORS FROM PERFORMANCE, WHILE ALSO HIGHLIGHTING THEIR OUTLOOK FOR INTERNATIONAL MARKETS AND PLANS FOR STOCK SELECTION WITHIN THIS ENVIRONMENT.

Q     WILL YOU DESCRIBE TRENDS IN THE INTERNATIONAL ECONOMIC ENVIRONMENT THAT
MAY HAVE INFLUENCED KEMPER WORLDWIDE 2004 FUND'S PERFORMANCE?

A     Stock-specific volatility was intense for most of the period, reflecting mounting concerns that U.S. economic activity was slowing. Then as we entered the new year, volatility merely continued, reflecting the surprise half-percentage-point easing by the U.S. Federal Reserve at the beginning of January, plus anticipation of further easing. The rate move sparked a liquidity-driven Nasdaq rally in January with a positive impact on non-U.S. technology and telecommunications stocks. Nonetheless, the environment overall was marred by a series of earnings disappointments, eroding consumer confidence, tightening credit conditions and reports of slowing manufacturing activity. Crude oil prices retreated to a nine-month low as talk of a global economic slowdown intensified.

  In Japan, political uncertainty, a weakening yen, mounting concern over the underlying health of the Japanese banking system and lackluster consumer spending continued to dominate the market. On the political front, another high-ranking official was forced to resign amid bribery charges. However, international investors recently responded favorably to indications that Japanese corporations were in the market to buy back their own shares as the "unwinding" process continued.

  In Europe, economic growth outpaced that of the United States, albeit slightly. And despite weakness since its introduction in 1999, the euro rallied as the period progressed, largely due to the narrowing of growth differentials between the United States and Germany, the largest and most evolved economy in the Eurozone. The perception of an exodus of direct investment out of Europe -- a key factor in depressing the euro since inception -- appears to be fading and even reversing, which boosted the currency to a five-month high. Many European markets ended the period in positive territory as investors waited for interest-rate direction from the European Central Bank's February meeting. In the Eurozone, domestic demand is relatively healthy, with tax cuts and declining oil prices lending support to underlying growth. Exports to the United States, accounting for less than 3 percent of Europe's annual economic production, should remain relatively unscathed provided the reversal in the U.S. downturn persists.

PERFORMANCE UPDATE

Q     HOW DID KEMPER WORLDWIDE 2004 FUND PERFORM DURING THE SEMIANNUAL PERIOD?

A     As we expected, performance of the equity portion of the portfolio vacillated across sectors throughout the period, with telecommunications and health care exchanging places on the top-performer-worst-performer spectrum. Early on, even our bond cushion was deflated because we did not hold several of the larger health-care stocks in the equity benchmark. We funneled proceeds from technology trims selectively to the sector, adding to the roster only those companies in which analyst conviction was highest. These repositionings, along with our bond stake, served us well in the final months of 2000. However, news of U.S. interest-rate cuts shifted global market focus from defensive sectors back into the previously battered technology and telecommunications stocks as a liquidity-driven rally ensued, and many of our health-care picks succumbed to profit taking. Our financials stake came under pressure as well, particularly among our Japanese holdings. That said, a number of the more defensive holdings provided good support, such as Nestle (Switzerland) and Suez Lyonnaise (France). However, of greater importance for returns was the solid performance of a number of the portfolio's heavyweights such as Reed (UK), Bayer (Germany), Aventis (France) and E.On (Germany). Finally, there was a rebound in some cyclical commodity stocks with strong valuation support, such as Rio Tinto (UK) and Rhodia (France).

Q     WHAT IS YOUR OUTLOOK FOR INTERNATIONAL MARKETS OVER THE NEXT SIX MONTHS,
AND HOW ARE YOU POSITIONING THE PORTFOLIO TO ACCOUNT FOR THIS VIEW?

A     Our positioning of the equity portion of the portfolio reflects our uncertainty in the outlook for economic activity and corporate profits. We believe that short-term volatility across sectors will persist until the top-down picture begins to come into focus. In the current unpredictable environment, investors will likely pay up for growth -- that can be forecasted with confidence. Against this backdrop, our strategy is more sector- and region-neutral than in the past. Thus, stock selection will direct our performance more so than usual.

  We continue to pare our Japan exposure toward a neutral weight and increase our exposure to less defensive names within sectors. We have trimmed positions in holdings such as Murata and Kyocera. Stock-specific opportunities backed by a more stable economic outlook meant that most of these assets were redeployed in Europe. Positions in Reed and Bayer were raised, and new holdings were established in Deutsche Bank, Unilever and Vivendi.

  Overall, our security selection remains focused on companies or industries undergoing secular change, which should perform relatively well under a broad range of economic scenarios. As we continue into the year 2001, the equity portion of Kemper Worldwide 2004 Fund, in accordance with our risk-management disciplines, remains a blend of growth and value stocks diversified by both country and sector. In general, we expect the current period of uncertainty for corporate profitability to continue. As the market wrestles with declining corporate earnings against an easing interest-rate environment, we would expect the high volatility in global equity markets witnessed in the past year to persist.

LARGEST HOLDINGS

THE FUND'S 20 LARGEST STOCK HOLDINGS*
Representing 35.9 percent of the fund's total common stock on January 31, 2001

                    HOLDINGS                                        PERCENT
---------------------------------------------------------------------------
                    E.ON
                    GERMANY
1.                                                                    2.9%
---------------------------------------------------------------------------
                    AVENTIS
                    FRANCE
2.                                                                    2.7%
---------------------------------------------------------------------------
                    VODAFONE GROUP
                    UNITED KINGDOM
3.                                                                    2.7%
---------------------------------------------------------------------------
                    REED INTERNATIONAL
                    UNITED KINGDOM
4.                                                                    2.4%
---------------------------------------------------------------------------
                    TOTAL FINA
                    FRANCE
5.                                                                    2.3%
---------------------------------------------------------------------------
                    SHELL TRANSPORT & TRADING
                    UNITED KINGDOM
6.                                                                    1.8%
---------------------------------------------------------------------------
                    BAYER
                    GERMANY
7.                                                                    1.8%
---------------------------------------------------------------------------
                    NESTLE
                    SWITZERLAND
8.                                                                    1.8%
---------------------------------------------------------------------------
                    BP AMOCO
                    UNITED KINGDOM
9.                                                                    1.7%
---------------------------------------------------------------------------
                    ASSICURAZIONI GENERALI
                    ITALY
10.                                                                   1.7%
---------------------------------------------------------------------------
                    UBS
                    SWITZERLAND
11.                                                                   1.6%
---------------------------------------------------------------------------
                    MATSUSHITA ELECTRIC INDUSTRIAL CO.
                    JAPAN
12.                                                                   1.6%
---------------------------------------------------------------------------
                    REUTERS GROUP
                    UNITED KINGDOM
13.                                                                   1.6%
---------------------------------------------------------------------------
                    MEDIOBANCA
                    ITALY
14.                                                                   1.5%
---------------------------------------------------------------------------
                    SUEZ LYONNAISE DES EAUX
                    FRANCE
15.                                                                   1.4%
---------------------------------------------------------------------------
                    ALLIANZ
                    GERMANY
16.                                                                   1.4%
---------------------------------------------------------------------------
                    BANCA INTESA
                    ITALY
17.                                                                   1.3%
---------------------------------------------------------------------------
                    DEUTSCHE BANK
                    GERMANY
18.                                                                   1.3%
---------------------------------------------------------------------------
                    CANADIAN NATIONAL RAILWAY
                    CANADA
19.                                                                   1.2%
---------------------------------------------------------------------------
                    BAYERISCHE HYPO-UND VEREINSBANK
                    GERMANY
20.                                                                   1.2%
---------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER WORLDWIDE 2004 FUND
Portfolio of Investments at January 31, 2001 (Unaudited)

    REPURCHASE AGREEMENTS--2.6%                                                      PRINCIPAL AMOUNT      VALUE
                                       Salomon Brothers, 5.72%, to be repurchased
                                         at $594,094 on 2/1/2001** (Cost $594,000)     $   594,000      $   594,000
    BONDS--59.8%

    CORPORATE OBLIGATIONS--0.0%
                                       British Aerospace PLC, 7.45%, 11/30/2003
                                         (PRODUCER OF MILITARY AIRCRAFTS)                      243              320
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    U.S. GOVERNMENT OBLIGATIONS--59.8%
                                       U.S. Treasury Separate Trading Registered
                                         Interest and Principal, principal only,
                                         5.16%***, 11/15/2004                              750,000          618,488
                                       U.S. Treasury Separate Trading Registered
                                         Interest and Principal, principal only,
                                         5.01%***, 11/15/2004                           15,850,000       13,140,759
                                       --------------------------------------------------------------------------------
                                                                                                         13,759,247
                                       --------------------------------------------------------------------------------
                                       TOTAL BONDS
                                       (Cost $12,339,492)                                                13,759,567
                                       --------------------------------------------------------------------------------
    COMMON STOCKS--37.5%                                                             NUMBER OF SHARES

    AUSTRALIA--0.5%
                                       Broken Hill Proprietary Co., Ltd.
                                         (PRODUCER OF PETROLEUM, MINERAL AND STEEL
                                         PRODUCTS)                                           6,563           68,032
                                       WMC Ltd.
                                         (DEVELOPER OF MINERAL PRODUCTS)                    12,500           50,595
                                       --------------------------------------------------------------------------------
                                                                                                            118,627
-----------------------------------------------------------------------------------------------------------------------

    BELGIUM--0.4%
                                       Interbrew*
                                         (OPERATOR OF BREWING BUSINESS)                      3,100           86,577
                                       Interbrew Strip*
                                         (OPERATOR OF BREWING BUSINESS)                      1,200               11
                                       --------------------------------------------------------------------------------
                                                                                                             86,588
-----------------------------------------------------------------------------------------------------------------------

    CANADA--0.9%
                                       Canadian National Railway Co.
                                         (OPERATOR OF RAILROAD SERVICES)                     2,800          104,222
                                       Nortel Networks Corp. (Local Shares)
                                         (PROVIDER OF TELEPHONE, DATA, WIRELESS
                                         PRODUCTS FOR THE INTERNET)                          1,100           43,052
                                       Nortel Networks Corp.                                 1,800           68,814
                                       --------------------------------------------------------------------------------
                                                                                                            216,088
-----------------------------------------------------------------------------------------------------------------------

    DENMARK--0.2%
                                       Infineon Technologies AG*
                                         (MANUFACTURER AND MARKETER OF
                                         SEMICONDUCTORS)                                       978           43,848
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    FRANCE--7.6%
                                       AXA S.A.
                                         (PROVIDER OF INSURANCE, FINANCE AND REAL
                                         ESTATE SERVICES)                                      675           93,186
                                       Accor S.A.
                                         (OPERATOR OF HOTELS, TRAVEL AGENCIES AND
                                         RESTAURANTS)                                          722           33,180

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE
                                       Alcatel S.A.
                                         (MANUFACTURER OF TRANSPORTATION,
                                         TELECOMMUNICATION AND ENERGY EQUIPMENT)             1,471      $    87,592
                                       Aventis S.A.
                                         (PRODUCER OF PHARMACEUTICAL AND
                                         AGRICULTURAL PRODUCTS)                              2,975          236,059
                                       BNP Paribas S.A.
                                         (PROVIDER OF BANKING SERVICES)                        973           90,338
                                       Bouygues S.A.
                                         (DEVELOPER OF LARGE PUBLIC PROJECTS, REAL
                                         ESTATE, OFF-SHORE OIL PLATFORMS AND ENERGY
                                         NETWORK)                                            1,915           91,224
                                       Christian Dior
                                         (MANUFACTURER OF LUXURY PRODUCTS)                   1,277           59,758
                                       Compagnie Generale d'Industrie et de
                                         Participations
                                         (PRODUCER OF AUTOMOBILE COMPONENTS,
                                         DIAGNOSTIC EQUIPMENT AND ABRASIVE PELLETS)            444           24,883
                                       Credit Lyonnais S.A.
                                         (PROVIDER OF DIVERSIFIED BANKING SERVICES)          2,048           80,171
                                       Etablissements Economiques du Casino
                                         Guichard-Perrachon S.A.
                                         (OPERATOR OF SUPERMARKETS AND CONVENIENCE
                                         STORES)                                               948           61,098
                                       European Aeronautic Defence
                                         and Space Co.*
                                         (MANUFACTURER OF AIRPLANES AND MILITARY
                                         EQUIPMENT)                                          1,338           28,744
                                       Eurotunnel S.A.*
                                         (DESIGNER, FINANCER AND CONSTRUCTOR OF A
                                         TUNNEL THAT RUNS UNDER THE ENGLISH CHANNEL
                                         AND CONNECTS ENGLAND TO FRANCE)                    78,547           76,302
                                       France Telecom S.A.
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)              965           89,505
                                       Pinault-Printemps-Redoute S.A.
                                         (OPERATOR OF DEPARTMENT STORES)                       209           43,943
                                       Rhodia S.A.
                                         (MANUFACTURER OF DRUGS AND CHEMICALS
                                         PRODUCTS)                                           5,383           82,962
                                       Schneider Electric S.A.
                                         (MANUFACTURER OF ELECTRONIC COMPONENTS AND
                                         AUTOMATED MANUFACTURING SYSTEMS)                    1,286           89,368
                                       Societe BIC S.A.
                                         (MANUFACTURER OF OFFICE SUPPLIES)                   1,673           67,663
                                       Suez Lyonnaise des Eaux S.A.
                                         (PROVIDER OF WATER AND ELECTRIC UTILITY
                                         SERVICES)                                             757          123,031
                                       Total Fina ELF S.A. "B"
                                         (EXPLORER OF OIL AND NATURAL GAS)                   1,331          197,051
                                       Vivendi Universal S.A.
                                         (PROVIDER OF VARIOUS PUBLIC SERVICES)               1,194           90,615
                                       --------------------------------------------------------------------------------
                                                                                                          1,746,673
-----------------------------------------------------------------------------------------------------------------------

    GERMANY--5.6%
                                       Allianz AG
                                         (PROVIDER OF MULTI-LINE INSURANCE
                                         SERVICES)                                             342          117,236
                                       Bayer AG
                                         (PRODUCER OF CHEMICAL PRODUCTS)                     3,180          157,425

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE
                                       Bayerische Hypo-und Vereinsbank
                                         (PROVIDER OF BANKING SERVICES)                      1,734      $   102,847
                                       Celanese AG
                                         (MANUFACTURER AND DISTRIBUTOR OF
                                         INDUSTRIAL CHEMICALS)                                 272            4,700
                                       Commerzbank AG
                                         (PROVIDER OF BANKING SERVICES)                      1,175           35,834
                                       Deutsche Bank AG (Registered)
                                         (PROVIDER OF FINANCIAL SERVICES)                    1,142          110,562
                                       Deutsche Post AG*
                                         (PROVIDER OF MAIL DELIVERY AND OTHER
                                         SERVICES TO THE PUBLIC AND TO BUSINESSES)           2,002           43,196
                                       Deutsche Telekom AG (Registered)
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)            2,353           78,814
                                       Dresdner Bank AG
                                         (PROVIDER OF BANKING SERVICES)                      1,688           78,046
                                       E.On AG
                                         (DISTRIBUTOR OF OIL AND CHEMICALS)                  4,470          247,172
                                       Ergo Versicherungs Gruppe AG
                                         (PROVIDER OF INSURANCE SERVICES)                      437           65,105
                                       Metro AG
                                         (OPERATOR OF BUILDING, CLOTHING,
                                         ELECTRONIC AND FOOD STORES)                         1,300           63,870
                                       Muenchener Rueckversicherungs-Gesellschaft
                                         AG
                                         (PROVIDER OF FINANCIAL SERVICES)                      214           69,561
                                       Preussag AG
                                         (PROVIDER OF A DIVERSE ARRAY OF SERVICES)             716           29,159
                                       Siemens AG
                                         (DEVELOPER OF ELECTRICAL PRODUCTS)                    651           94,007
                                       --------------------------------------------------------------------------------
                                                                                                          1,297,534
-----------------------------------------------------------------------------------------------------------------------

    HONG KONG--0.6%
                                       China Mobile Ltd.*
                                         (PROVIDER OF CELLULAR TELECOMMUNICATION
                                         SERVICES)                                           8,000           51,082
                                       Hutchison Whampoa Ltd.
                                         (PROVIDER OF INVESTMENT SERVICES)                   3,400           44,684
                                       Legend Holdings Ltd.
                                         (MANUFACTURER OF COMPUTERS AND RELATED
                                         PRODUCTS)                                          24,000           21,848
                                       MTR Corp.*
                                         (PROVIDER OF PUBLIC TRANSPORT SERVICES IN
                                         HONG KONG)                                          5,000            9,296
                                       --------------------------------------------------------------------------------
                                                                                                            126,910
-----------------------------------------------------------------------------------------------------------------------

    ITALY--2.4%
                                       Alleanza Assicurazioni SpA
                                         (PROVIDER OF LIFE INSURANCE SERVICES)               3,100           48,327
                                       Assicurazioni Generali SpA
                                         (PROVIDER OF INSURANCE AND FINANCIAL
                                         SERVICES)                                           4,000          148,701
                                       Banca Intesa SpA
                                         (PROVIDER OF BANKING SERVICES)                     23,546          115,464
                                       Holding di Partecipazioni Industriali SpA
                                         (OPERATOR OF A DIVERSE HOLDING COMPANY)             5,356           24,864

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE
                                       Mediobanca SpA
                                         (PROVIDER OF LOANS AND CREDIT TO
                                         MANUFACTURING AND SERVICE FIRMS)                   11,500      $   129,436
                                       Riunione Adriatica di Sicurta SpA
                                         (PROVIDER OF INSURANCE SERVICES)                    5,900           89,607
                                       --------------------------------------------------------------------------------
                                                                                                            556,399
-----------------------------------------------------------------------------------------------------------------------

    JAPAN--6.4%
                                       Advantest Corp.
                                         (PRODUCER OF MEASURING INSTRUMENTS AND
                                         SEMICONDUCTOR TESTING DEVICES)                        300           33,245
                                       Chugai Pharmaceutical Co., Ltd.
                                         (PHARMACEUTICAL COMPANY)                            4,000           59,136
                                       DDI Corp.
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)                4           19,139
                                       Daiwa Securities Group, Inc.
                                         (PROVIDER OF BROKERAGE AND OTHER FINANCIAL
                                         SERVICES)                                           5,000           51,070
                                       East Japan Railway Co.
                                         (OPERATOR OF RAILROAD SERVICES)                        16           82,055
                                       Kyocera Corp.
                                         (MANUFACTURER OF CERAMIC PACKAGING)                   200           21,751
                                       Matsushita Electric Industrial Co., Ltd.
                                         (MANUFACTURER OF CONSUMER ELECTRONIC
                                         PRODUCTS)                                           6,000          136,328
                                       Mitsubishi Estate Co., Ltd.
                                         (PROVIDER OF REAL ESTATE SERVICES)                  7,000           64,582
                                       Mitsui Fudosan Co., Ltd.
                                         (PROVIDER OF REAL ESTATE SERVICES)                  9,000           80,947
                                       Mizuho Holdings, Inc.
                                         (PROVIDER OF FINANCIAL SERVICES)                       14           81,780
                                       Murata Manufacturing Co., Ltd.
                                         (MANUFACTURER OF CERAMIC APPLIED
                                         ELECTRONIC COMPUTERS)                                 500           58,629
                                       NEC Corp.
                                         (MANUFACTURER OF TELECOMMUNICATION AND
                                         COMPUTER EQUIPMENT)                                 4,000           81,608
                                       NTT DoCoMo, Inc.
                                         (PROVIDER OF VARIOUS TELECOMMUNICATION
                                         SERVICES AND EQUIPMENT)                                 5           96,212
                                       Nippon Telegraph & Telephone Corp.
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)                7           48,707
                                       Nissan Motor Co., Ltd.
                                         (MANUFACTURER OF MOTOR VEHICLES)                   11,000           66,996
                                       Nomura Securities Co., Ltd.
                                         (PROVIDER OF FINANCIAL SERVICES)                    5,000           92,776
                                       Rohm Co., Ltd.
                                         (DEVELOPER OF LINEAR ICS AND
                                         SEMICONDUCTORS)                                       100           19,930
                                       Sakura Bank, Ltd.
                                         (PROVIDER OF BANKING SERVICES)                     16,000           99,510
                                       Sankyo Co., Ltd.
                                         (PRODUCER OF OVER-THE-COUNTER DRUGS)                3,000           59,918
                                       Sharp Corp.
                                         (MANUFACTURER OF CONSUMER AND INDUSTRIAL
                                         ELECTRONICS)                                        2,000           28,176
                                       Sony Corp.
                                         (MANUFACTURER OF CONSUMER AND INDUSTRIAL
                                         ELECTRONIC EQUIPMENT)                               1,100           79,847
                                       Sumitomo Electric Industries Ltd.
                                         (MANUFACTURER OF ELECTRIC WIRES AND
                                         CABLES)                                             3,000           45,099

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE
                                       Toshiba Corp.
                                         (MANUFACTURER OF ELECTRIC MACHINERY)                6,000      $    39,842
                                       Yamanouchi Pharmaceutical Co., Ltd.
                                         (MANUFACTURER OF PHARMACEUTICAL PRODUCTS)           1,000           36,767
                                       --------------------------------------------------------------------------------
                                                                                                          1,484,050
-----------------------------------------------------------------------------------------------------------------------

    KOREA--0.0%
                                       SK Telecom Co., Ltd.
                                         (PROVIDER OF MOBILE TELECOMMUNICATIONS
                                         SERVICES)                                              20            4,216
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--2.7%
                                       ABN AMRO Holding N.V.
                                         (PROVIDER OF FINANCIAL SERVICES)                    3,500           90,883
                                       ASM Lithography Holding N.V.*
                                         (DEVELOPER, MANUFACTURER AND MARKETER OF
                                         PHOTOLITHOGRAPHY PROJECTION SYSTEMS)                1,600           45,866
                                       Akzo Nobel N.V.
                                         (PRODUCER AND MARKETER OF HEALTHCARE
                                         PRODUCTS, COATINGS, CHEMICALS AND FIBERS)           1,030           49,980
                                       Elsevier N.V.
                                         (INTERNATIONAL PUBLISHER OF SCIENTIFIC,
                                         PROFESSIONAL, BUSINESS, AND CONSUMER
                                         INFORMATION BOOKS)                                  1,900           26,620
                                       Equant N.V.*
                                         (PROVIDER OF INTERNATIONAL DATA NETWORK
                                         SERVICES)                                           1,400           43,480
                                       Fortis (NL) N.V.
                                         (PROVIDER OF BANKING AND INSURANCE
                                         SERVICES)                                           1,100           34,923
                                       Gucci Group N.V. (New York Shares)
                                         (DESIGNER AND PRODUCER OF PERSONAL LUXURY
                                         ACCESSORIES AND APPAREL)                              800           72,880
                                       Heineken N.V.
                                         (PRODUCER OF BEER AND SOFT DRINK)                   1,600           91,462
                                       ING Groep N.V.
                                         (PROVIDER OF INSURANCE AND FINANCIAL
                                         SERVICES)                                             600           46,045
                                       Unilever N.V.
                                         (MANUFACTURER OF BRANDED AND PACKAGED
                                         CONSUMER GOODS)                                     1,000           56,650
                                       VNU N.V.
                                         (PROVIDER OF INTERNATIONAL PUBLISHING
                                         SERVICES)                                           1,000           51,840
                                       --------------------------------------------------------------------------------
                                                                                                            610,629
-----------------------------------------------------------------------------------------------------------------------

    SPAIN--0.4%
                                       Telefonica S.A.
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)            4,405           84,635
                                       Telefonica S.A. (b)                                      88            1,693
                                       --------------------------------------------------------------------------------
                                                                                                             86,328
-----------------------------------------------------------------------------------------------------------------------

    SWEDEN--0.2%
                                       Ericsson LM "B"
                                         (PRODUCER OF ADVANCED SYSTEMS AND PRODUCTS
                                         FOR WIRED AND MOBILE COMMUNICATIONS)                3,600           43,619
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--2.6%
                                       Credit Suisse Group* (REGISTERED)
                                         (PROVIDER OF UNIVERSAL BANKING AND
                                         FINANCIAL SERVICES)                                   202           42,856

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE
                                       Nestle S.A. (REGISTERED)
                                         (PRODUCER OF FOOD AND BEVERAGE PRODUCTS)               74      $   157,221
                                       Roche Holding AG
                                         (MANUFACTURER OF PHARMACEUTICAL AND
                                         CHEMICAL PRODUCTS)                                      7           64,397
                                       STMicroelectronics N.V.
                                         (MANUFACTURER OF SEMICONDUCTOR INTEGRATED
                                         CIRCUITS)                                             857           41,065
                                       Swiss Re (REGISTERED)
                                         (PROVIDER OF LIFE INSURANCE SERVICES)                  30           69,042
                                       Serono S.A.
                                         (DEVELOPER AND MARKETER OF BIOTECHNOLOGY
                                         PRODUCTS)                                             103           81,569
                                       UBS AG (REGISTERED)
                                         (PROVIDER OF BANKING AND ASSET MANAGEMENT
                                         SERVICES)                                             794          140,377
                                       --------------------------------------------------------------------------------
                                                                                                            596,527
-----------------------------------------------------------------------------------------------------------------------

    TAIWAN--0.0%
                                       GigaMedia Ltd.*
                                         (PROVIDER OF BROADBAND INTERNET ACCESS
                                         SERVICES AND CONTENT)                                 900            3,150
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--7.0%
                                       ARM Holdings plc*
                                         (DESIGNER OF RISC MICROPROCESSORS AND
                                         RELATED TECHNOLOGY)                                 4,420           34,260
                                       BOC Group plc
                                         (PRODUCER OF CHEMICAL PRODUCTS)                     5,763           84,283
                                       BP Amoco plc
                                         (PROVIDER OF OIL INTERNATIONALLY)                  17,500          150,619
                                       BAE SYSTEMS plc
                                         (PRODUCER OF MILITARY AIRCRAFT)                       582            2,519
                                       British Airways plc
                                         (PROVIDER OF PASSENGER AND CARGO AIRLINE
                                         SERVICES)                                           9,113           61,707
                                       British Telecommunications plc
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)            8,590           89,448
                                       Cable and Wireless plc
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)            5,710           75,909
                                       Diageo plc
                                         (DISTRIBUTOR OF FOOD PRODUCTS)                      4,167           40,070
                                       EMI Group plc
                                         (PRODUCER OF MUSIC RECORDING)                       9,320           68,084
                                       GlaxoSmithKline plc*
                                         (MANUFACTURER OF PRESCRIPTION AND
                                         OVER-THE-COUNTER MEDICINES)                         3,505           92,013
                                       Granada Compass plc
                                         (PROVIDER OF AN ASSORTMENT OF HOSPITALITY
                                         AND MEDIA SERVICES)                                 4,802           48,599
                                       Granada Media plc
                                         (PRODUCER OF TV PROGRAMS, FEATURE FILMS
                                         AND MADE FOR TV MOVIES)                             5,617           31,627
                                       Reed International plc
                                         (PUBLISHER OF SCIENTIFIC, PROFESSIONAL AND
                                         BUSINESS TO BUSINESS MATERIALS)                    21,368          207,973
                                       Reuters Group plc
                                         (PROVIDER OF INTERNATIONAL NEWS AND
                                         INFORMATION)                                        8,281          133,826
                                       Rio Tinto plc
                                         (DEVELOPER OF MINING PRODUCTS)                      5,870          102,332

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE
                                       Shell Transport & Trading plc
                                         (PROVIDER OF OIL INTERNATIONALLY)                  19,208      $   158,437
                                       Vodafone Group plc
                                         (PROVIDER OF MOBILE TELECOMMUNICATION
                                         SERVICES)                                          64,704          229,004
                                       --------------------------------------------------------------------------------
                                                                                                          1,610,710
                                       --------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $8,264,021)                                                  8,631,896
                                       --------------------------------------------------------------------------------
    PREFERRED STOCKS--0.1%

    GERMANY
                                       ProSieben Sat.1 Media AG
                                         (PRODUCER AND BROADCASTER OF TELEVISION
                                         PROGRAMMING, OPERATOR OF INTERACTIVE
                                         INTERNET WEBSITES)
                                       (Cost $19,357)                                          625           20,549
                                       --------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $21,216,870)(a)                                            $23,006,012
                                       --------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Non-income producing securities.

 ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Bond equivalent yield to maturity, not a coupon rate.

(a) The cost for federal income tax purposes was $21,233,409. At January 31, 2001, net unrealized appreciation for all securities based on tax cost was $1,772,603. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,434,623, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $662,020.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $1,693 (0.01% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of this security at January 31, 2001 aggregated $1,153.

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of January 31, 2001 (Unaudited)

ASSETS
Investments, at value
(cost $21,216,870)                                              $23,006,012
---------------------------------------------------------------------------
Cash                                                                    683
---------------------------------------------------------------------------
Foreign currency, at value (cost $711)                                  711
---------------------------------------------------------------------------
Receivable for investments sold                                      55,624
---------------------------------------------------------------------------
Dividends receivable                                                  5,965
---------------------------------------------------------------------------
Interest receivable                                                      99
---------------------------------------------------------------------------
Foreign taxes recoverable                                            13,518
---------------------------------------------------------------------------
Other assets                                                          5,721
---------------------------------------------------------------------------
TOTAL ASSETS                                                     23,088,333
---------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                    73,059
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                     21,397
---------------------------------------------------------------------------
Accrued management fee                                               12,549
---------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                  12,881
---------------------------------------------------------------------------
Accrued reorganization costs                                          7,783
---------------------------------------------------------------------------
Other accrued expenses and payables                                  37,612
---------------------------------------------------------------------------
Total liabilities                                                   165,281
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $22,923,052
---------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $   149,991
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                     1,789,142
---------------------------------------------------------------------------
  Foreign currency related transactions                                (560)
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                               (329,159)
---------------------------------------------------------------------------
Paid-in capital                                                  21,313,638
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $22,923,052
---------------------------------------------------------------------------
 NET ASSET VALUE
  Net asset value and redemption price per share
  ($22,923,052 / 2,549,824 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $8.99
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended January 31, 2001 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $7,101)             $  27,063
-------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $30)                   514,833
-------------------------------------------------------------------------
Total income                                                      541,896
-------------------------------------------------------------------------
Expenses:
Management fee                                                     70,791
-------------------------------------------------------------------------
Services to shareholders                                           19,977
-------------------------------------------------------------------------
Custodian fees                                                     14,955
-------------------------------------------------------------------------
Administrative services fees                                       29,491
-------------------------------------------------------------------------
Auditing                                                            2,632
-------------------------------------------------------------------------
Legal                                                                 692
-------------------------------------------------------------------------
Trustees' fees and expenses                                         5,174
-------------------------------------------------------------------------
Reports to shareholders                                             3,562
-------------------------------------------------------------------------
Registration fees                                                     741
-------------------------------------------------------------------------
Reorganization                                                      8,441
-------------------------------------------------------------------------
Other                                                                 383
-------------------------------------------------------------------------
Total expenses, before expense reductions                         156,839
-------------------------------------------------------------------------
Expense reductions                                                 (3,284)
-------------------------------------------------------------------------
Total expenses, after expense reductions                          153,555
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                             388,341
-------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                        42,692
-------------------------------------------------------------------------
Foreign currency related transactions                              (4,213)
-------------------------------------------------------------------------
                                                                   38,479
-------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (207,411)
-------------------------------------------------------------------------
Foreign currency related transactions                                 312
-------------------------------------------------------------------------
                                                                 (207,099)
-------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (168,620)
-------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 219,721
-------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                JANUARY 31, 2001     YEAR ENDED
                                                                  (UNAUDITED)       JULY 31, 2000
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                      $   388,341        $   929,816
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                    38,479          2,070,337
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                       (207,099)          (373,886)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            219,721          2,626,267
-------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                              (771,198)          (950,433)
-------------------------------------------------------------------------------------------------
  Net realized gains                                               (2,143,476)        (1,876,497)
-------------------------------------------------------------------------------------------------
Fund share transactions:
Reinvestment of distributions                                       2,848,598          2,692,128
-------------------------------------------------------------------------------------------------
Cost of shares redeemed                                            (1,577,815)        (5,954,063)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        1,270,783         (3,261,935)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  (1,424,170)        (3,462,598)
-------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  24,347,222         27,809,820
-------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $149,991 and $532,848, respectively)         $22,923,052        $24,347,222
-------------------------------------------------------------------------------------------------
 OTHER INFORMATION
Shares outstanding at beginning of period                           2,388,175          2,694,309
-------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                         321,926            278,131
-------------------------------------------------------------------------------------------------
Shares redeemed                                                      (160,277)          (584,265)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund Shares                                161,649           (306,134)
-------------------------------------------------------------------------------------------------
Shares outstanding at end of period                                 2,549,824          2,388,175
-------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                             FOR THE                                          FOR THE
                                         SIX MONTHS ENDED           YEAR ENDED            ONE MONTH ENDED    YEAR ENDED
                                           JANUARY 31,               JULY 31,                JULY 31,         JUNE 30,
                                               2001         ---------------------------   ---------------   -------------
                                           (UNAUDITED)      2000       1999       1998         1997         1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $10.19        10.32      11.77      11.60        11.13        10.60    9.96
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     .16(a)       .36(a)     .35(a)     .42          .03          .42     .36
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                      (.07)         .67       (.22)       .77          .44          .71     .63
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 .09         1.03        .13       1.19          .47         1.13     .99
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                           (.34)        (.39)      (.42)      (.49)          --         (.44)   (.35)
--------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                    (.95)        (.77)     (1.16)      (.53)          --         (.16)     --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                            (1.29)       (1.16)     (1.58)     (1.02)          --         (.60)   (.35)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $8.99        10.19      10.32      11.77        11.60        11.13   10.60
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)                             1.05**       9.88       1.12      11.17         4.22**      11.08   10.05
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)           $23           24         28         33           36           35      38
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  1.27(c)*     1.46       1.30       1.19         1.19*        1.19    1.32
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                  1.25(c)*     1.45       1.30       1.19         1.19*        1.19    1.32
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                             3.29*        3.49       3.28       3.49         3.20*        3.63    3.60
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       24*          31         62         27           30*          25      50
--------------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
 (b) Total return does not reflect the effect of any sales charges.

(c) The ratio of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.22% and 1.21%, respectively (see Notes to Financial Statements).

 * Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Worldwide 2004 Fund (the "Fund") is a
                             diversified series of Kemper Target Equity Fund
                             (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objectives of the Fund are to provide a guaranteed return of investment on the Maturity
                             Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity
                             Date, and to provide a total return, a combination of capital growth and income.

                             The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., the Fund's investment manager. Fund shares are sold during a limited offering period, and are redeemable on a continuous basis.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities,

NOTES TO FINANCIAL STATEMENTS

                             income and expenses are translated into U.S.
                             dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             Original issue discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2
     PURCHASES & SALES
     OF SECURITIES           For the six months ended January 31, 2001,
                             investment transactions (excluding short-term instruments) are as follows:

                             Purchases                                $2,822,671

                             Proceeds from sales                       4,797,160

--------------------------------------------------------------------------------

3
     TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc. ("ZSI" or the "Advisor"). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .60% of average daily net assets. The Fund incurred a management fee of $70,791 for the six months ended
                             January 31, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with Kemper Distributors, Inc. ("KDI"). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees incurred by the Fund for the six months ended January 31, 2001 are $29,491 of which $5,006 is unpaid at January 31, 2001.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC incurred shareholder services fees of $18,416 for the six months ended January 31, 2001, of which $13,445 is unpaid at January 31, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Advisor. For the six months ended January 31, 2001, the Fund made no payments to its officers and incurred trustees' fees of $542 to independent trustees. In addition, a one-time fee of $4,632 was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election under the reorganization discussed in Note 6. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $2,316 of such costs.

--------------------------------------------------------------------------------

4
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended January 31, 2001, the Fund's custodian and transfer agent fees were reduced by $408 and $560, respectively, under these arrangements.

--------------------------------------------------------------------------------

5
     LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee that is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6
     REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

NOTES

NOTES

NOTES

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    WILLIAM F. TRUSCOTT
Trustee                           President                         Vice President
LINDA C. COUGHLIN                 PHILIP J. COLLORA                 LINDA J. WONDRACK
Chairperson, Trustee              Vice President and                Vice President
and Vice President                Assistant Secretary
                                                                    MAUREEN E. KANE
JAMES R. EDGAR                    JOHN R. HEBBLE                    Secretary
Trustee                           Treasurer
                                                                    CAROLINE PEARSON
ARTHUR R. GOTTSCHALK              IRENE CHENG                       Assistant Secretary
Trustee                           Vice President
                                                                    BRENDA LYONS
FREDERICK T. KELSEY               TRACY MCCORMICK                   Assistant Treasurer
Trustee                           Vice President
FRED B. RENWICK                   KATHRYN L. QUIRK
Trustee                           Vice President
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         811 Main Street
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

TRUSTEES&OFFICERS

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Target Equity Fund Prospectus.
KWF - 3 (3/21/01) 8207
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)